Retirement-Related Benefits	12 Months Ended
Jan. 31, 2013
Compensation and Retirement Disclosure [Abstract]
Retirement-Related Benefits
Note 12. Retirement-Related Benefits
Through fiscal 2011, the Company maintained separate profit sharing and 401(k) plans for associates in the United States and Puerto Rico, under which associates generally became participants following one year of employment. The profit sharing component was entirely funded by the Company, and the Company also made additional contributions to the 401(k) component of the plan. In addition to the Company's contributions, associates could elect to contribute a percentage of their earnings to the 401(k) component of the plan.
Effective February 1, 2011, the Company terminated the previous profit sharing and 401(k) plans and offered new safe harbor 401(k) plans for associates in the United States and Puerto Rico, under which associates generally become participants following one year of employment.
Under the safe harbor 401(k) plans, the Company matches 100% of participant contributions up to 6% of annual eligible earnings. The matching contributions immediately vest at 100% for each associate. Participants can contribute up to 50% of their pretax earnings, but not more than the statutory limits. Participants age 50 or older may defer additional earnings in catch-up contributions up to the maximum statutory limits.
Employees in international countries who are not U.S. citizens are covered by various defined contribution post-employment benefit arrangements. These plans are administered based upon the legislative and tax requirements in the countries in which they are established.
Additionally, the Company's subsidiaries in the United Kingdom ("ASDA") and Japan have defined benefit pension plans. The plan in the United Kingdom was underfunded by $346 million and $339 million at January 31, 2013 and 2012, respectively. The plan in Japan was underfunded by $338 million and $325 million at January 31, 2013 and 2012, respectively. These underfunded amounts are recorded as liabilities in the Company's Consolidated Balance Sheets in deferred income taxes and other. Certain other international operations also have defined benefit arrangements that are not significant.
In fiscal 2012, ASDA and the trustees of ASDA's defined benefit plan agreed to remove future benefit accruals from the plan and, with the consent of a majority of the plan participants, also removed the link between past accrual and future pay increases. In return, ASDA paid approximately $70 million in fiscal 2012 to the plan participants. The related curtailment gain of approximately $90 million was recorded in fiscal 2012 as a decrease to deferred actuarial losses in other comprehensive income.
The following table summarizes the contribution expense related to the Company's retirement-related benefits for fiscal 2013, 2012 and 2011:

	Fiscal Years Ended January 31,
(Amounts in millions)	2013	2012	2011
Defined contribution plans:
U.S.	$818	$752	$1,098
International	166	230	75
Defined benefit plans:
International	26	54	146
Total contribution expense for retirement-related benefits	$1,010	$1,036	$1,319